REVENUES	6 Months Ended
Jun. 30, 2020
Revenue [abstract]
Disclosure of disaggregation of revenue from contracts with customers [text block]	REVENUE

a)	Revenues by service line
Substantially all of these revenues are recognized over time as services are rendered. The following table disaggregates revenues by service line:

	For the three-month period ended June 30		For the six-month period ended June 30
US$ MILLIONS	2020	2019	2020	2019
Gas Transmission	$216	$288	$478	$578
Distribution	79	73	164	147
Connections	23	36	55	69
Other	4	7	9	13
Total	$322	$404	$706	$807

Gas transmission revenues decreased compared to the prior year as the benefit of inflationary tariff increase at our Brazilian regulated gas transmission business was more than offset by depreciation of the Brazilian real, which lowered U.S. revenues by $80 million and $129 million during the three and six-month periods ended June 30, 2020, respectively.

b)	Revenues from external customers
The following table disaggregates revenues by geographical region:

	For the three-month period ended June 30		For the six-month period ended June 30
US$ MILLIONS	2020	2019	2020	2019
Brazil	$216	$288	$478	$578
United Kingdom	106	116	228	229
Total	$322	$404	$706	$807

Our company’s customer base is comprised predominantly of investment grade companies, with only one customer that makes up greater than 10% of our company’s consolidated revenues. For the three and six-month period ended June 30, 2020, revenue generated from this customer was $216 million and $478 million, respectively, (2019: $288 million and $578 million, respectively). Our company has completed a review of the credit risk of key counterparties. Based on their liquidity position, business performance, and aging of our accounts receivable, we do not have any significant changes in expected credit losses at this time. Our company continues to monitor the credit risk of our counterparties in light of the economic impact of COVID-19 but has experienced no issues to date.